POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SCA DIRECTIONAL FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX AND KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of August, 2010.

Andrew Rogers
President

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of August, 2010.

Renee Cumming
Notary Public

RENEE CUMMING
Notary Public State of Nevada
No. 08-6479-1
My appt. exp. Feb. 20, 2012

My commission expires: 02/20/2012

782624

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SCA DIRECTIONAL FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of August, 2010.

Gary Lanzen
Trustee

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of August, 2010.

Notary Public
My commission expires: 02/20/2012

RENEE CUMMING
Notary Public State of Nevada
No. 08-6479-1
My appt. exp. Feb. 20, 2012

782624

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SCA DIRECTIONAL FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of August, 2010.

Mark Taylor
Trustee

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of August, 2010.

RENEE CUMMING
Notary Public State of Nevada
No. 08-6479-1
My appt. exp. Feb. 20, 2012

Renee Cumming
Notary Public
My commission expires: 02/20/2012

782624

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SCA DIRECTIONAL FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of August, 2010.

L. Merill Bryan, Jr.
L. Merill Bryan, Jr.
Trustee

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

Before me, a Notary Public, in and for said county and state, personally appeared L. Merill Bryan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of August, 2010.

RENEE CUMMING
Notary Public State of Nevada
No. 08-6479-1
Appt. exp. Feb. 20, 2012

Renee Cumming
Notary Public
My commission expires: 02/20/2012

782624

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SCA DIRECTIONAL FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 2010.

Anthony Hertl
Trustee

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of August, 2010.

RENEE CUMMING
Notary Public State of Nevada
No. 08-6479-1
My appt. exp. Feb. 20, 2012

Renee Cumming
Notary Public
My commission expires: 02/20/2012

782624

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, SCA DIRECTIONAL FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and to periodically file amendments to the Registration Statement; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement, and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of August, 2010.

Michael Miola
Trustee

STATE OF NEVADA)
) ss:
COUNTY OF CLARK)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Miola, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11th day of August, 2010.

RENEE CUMMING
Notary Public State of Nevada
No. 08-6479-1
My appt. exp. Feb. 20, 2012

Renee Cumming
Notary Public
My commission expires: 02/20/2012

782624